Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Presentation to Investors June 17, 2009

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the “Risk Factors” and “Management’s Discussion & Analysis of Results of Operations and Financial Condition” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

H&P’s Global Rig Fleet 262 Total Rigs (Includes New Build Commitments) Offshore * Includes 12 rigs under construction and scheduled for completion by the end of the second quarter of fiscal 2010. ** Includes 1 FlexRig in Tunisia, 6 FlexRigs in South America and 1 FlexRigs pending delivery in fiscal 2009. U.S. Land 221 U.S. FlexRigs 182* Mobile & Conventional 39 9 International Land 32**

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 256 262 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

 H&P’s U.S. land rig count has stabilized since April 30, 2009, the date of our last quarterly conference call. 107 of 209 rigs were contracted and generating revenue as of June 15, 2009, 88 of which were under long-term contracts. 19 of the 107 rigs described above were active in the spot market, including 17 FlexRigs. Since April 30, 2009, an additional two new build FlexRigs with long-term contracts (for a total of 37) have received early termination notices. The two incremental early terminated new build FlexRigs are expected to generate approximately $1.3 million and $5.7 million of early termination revenue in the third and fourth fiscal quarters of 2009, respectively. H&P’s U.S. Land Operations

H&P’s U.S. Land Fleet Status (as of June 15, 2009) 86 17 67 19 88 102 0 20 40 60 80 100 120 Under Term Spot Market Active Spot Market Stacked Number of H&P Rigs Highly Mobile Conventional FlexRigs

 H&P’s U.S. Land Fleet Under Term Contracts (as of June 15, 2009) 0% 10% 20% 30% 40% 50% 60% 70% 0 20 40 60 80 100 120 140 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Estimated % of Potential Revenue Days Contracted Number of Rigs (Estimated Quarterly Average) . Term Contract Status - H&P U.S. Land (Including Committed New Builds) Term Contracts - New Builds (Since 2005) Term Contracts - Other Rigs Represents Impact of Early Terminated Term Contracts, Including 37 New Builds % of H&P's U.S. Land Fleet Under Term Contracts (After Early Terminations)

*Represents average active rigs for PTEN, NBR and UNT. Evolution of U.S. Land Drilling Activity -40% -20% 0% 20% 40% 60% 80% 100% 120% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 139 Rigs at ~72% Utilization in Q1CY09) Peers* (From 565 to 362 Rigs at~46% Utilization in Q1CY09) Baker Hughes U.S. Land Rig Count

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $50 $100 $150 $200 $250 $300 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY 08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Operating Income (Millions) Quarter Ended U.S. Land Drilling Operating Income HP NBR** PTEN* UNT

 ** Represents weighted-average rig margin per day for PTEN, NBR and UNT in the Lower 48. * Does not include the impact of early contract termination revenue. Technology and Quality Service Make a Difference H&P’s Margin Premium $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Average Rig Margin per Day Quarter Ended U.S. Land Average Daywork Margins* H&P Peers**

Impact of Downturn on Utilization H&P’s Utilization Premium ** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. * Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1CY05 Q2CY05 Q3CY05 Q4CY05 Q1CY06 Q2CY06 Q3CY06 Q4CY06 Q1CY07 Q 2 CY 07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Q1CY09 Estimated Avarege Rig Utilization Quarter Ended U.S. Land Estimated Average Rig Utilization* H&P Peers**

Changes in U.S. Land Rig Count * PDS’s active rig count includes both PDS and GW rigs. - 90% - 75% - 60% - 45% - 30% - 15% 0% HP U.S. Land NBR PDS* UNT PTEN Change in Rig Count Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to June 12, 2009)

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

This Value Proposition Example Remains Valid Estimated Field H&P FlexRig3 Competitor Average Early 2009 (Spot) (Term Contract) 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $15,000 $26,500 Operator’s other intangible $12,000 $12,000 cost per day estimate Total daily cost estimate $27,000 $38,500 Total cost per well (daily services) $540,000 $492,800 3. Total well savings with H&P – per well $47,200 per year $1.3MM

 Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

 Limited progress in terms of receivable collections from PDVSA Will continue with previously stated approach in trying to work through issues in Venezuela (only three of 11 rigs remain active) Eight of 32 total rigs are on term contracts (including seven FlexRigs), and another ten are active without term commitments 14 of 32 H&P rigs are now idle H&P’s International Land Operations

 Seven of the Company’s offshore platform rigs are active Two are idle and one is expected to be released in the fourth fiscal quarter Two of the six remaining rigs are under long-term contracts H&P’s Offshore Operations

Peer Group Return on Equity * NBR’s, PTEN’s and UNT's calculations exclude Q4CY08 & Q1CY09 charges that were a result of impairments, including ceiling test write-downs. 6% 10% 14% 18% 22% PTEN UNT NBR HP Estimated ROE Return on Equity* 12 Months Ended March 31, 2009

 H&P’s Global Fleet Under Term Contracts (as of June 15, 2009) 0 20 40 60 80 100 Q3FY09 Q4FY09 Q1FY10 Q 2 FY 10 Q 3 FY 10 Q4FY10 Q 1 FY 11 Q2FY11 Number of Rigs Under Long-Term Contracts (Estimated Quarterly Average) Term Contract Status - H&P Global Fleet (Including Committed New Builds) U.S. Land International Land Offshore

 Drilling is becoming more challenging and highly-capable rigs are expected to be in short supply Growing focus on technology-based solutions that enable lower total well costs Increasing safety and environmental sensitivity Unconventional plays tend to require highly-capable rigs and appear to be the most economically viable Market Trends Favor H&P

H&P is Leading the U.S. Land Retooling Effort Refurbished rigs, built between 1940s and 1982 AC Driven New Builds Other New Builds Conventional Rigs Total Available U.S. Land Fleet (Estimates) (~ 2, 450 Rigs) AC Driven (FlexRig 3 & 4 ) Other New Builds (FlexRig 1 & 2 ) Conventional Rigs H&P's Available U.S. Land Fleet (209 Rigs as of 6/15/09)

End of Presentation